SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                               September 25, 2001



                         NORTHEAST INDIANA BANCORP, INC.
                         -------------------------------
             (Exact name of Registrant as specified in its Charter)



      Delaware                         0-26012                     35-1948594
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   (State or other            (Commission File Number)            (IRS Employer
   jurisdiction of                                               Identification
   incorporation)                                                    Number)



             648 North Jefferson Street, Huntington, Indiana 46750
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              (Address of principal executive offices) (Zip Code)


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Registrant's telephone number, including area code: (219) 356-3311
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                                       N/A
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         (Former name or former address, if changed since last report)

Item 5.  Other Events

Northeast Indiana Bancorp, Inc. issued a press release dated September 25 2001, attached hereto as Exhibit 28.1 announcing Stock Repurchase Program.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

               (c)         Exhibits

                           Exhibit 28.1  Press Release dated September 25, 2001

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          NORTHEAST INDIANA BANCORP, INC.



Date: September 25, 2001             By:  /s/ Stephen E. Zahn
     -------------------                  -------------------------------
                                          Stephen E. Zahn
                                          President and Chief Executive Officer